UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  March 22, 2011
THE BUREAU OF NATIONAL AFFAIRS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)
2-28286	53-0040540
(Commission File Number)	(IRS Employer Identification No.)

1801 South Bell Street, Arlington, Virginia	22202
(Address of principal executive offices)	(Zip Code)

(703) 341-3000
Registrant's telephone number, including area code

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐   Written Communications pursuant Rule 425 under the Securities Act (17 CFR230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

On March 22, 2011, the United States Bankruptcy Court for the District of Delaware entered an order confirming the Plan of Reorganization for BNA Subsidiaries, LLC. The Court also confirmed the sale of substantially all of BNA Subsidiaries, LLC’s assets to The Bureau of National Affairs, Inc. (the Company) as consideration for the Company’s debtor-in-possession facility claim and intercompany claim. The Company will receive 100 percent of the equity in the reorganized BNA Subsidiaries, LLC. The confirmation order is the last step in BNA Subsidiaries, LLC’s Chapter 11 restructuring. BNA Subsidiaries, LLC will emerge from Chapter 11 when the plan becomes effective, which is expected to occur on March 30, 2011. At that time, BNA Subsidiaries, LLC will be renamed Kennedy Information, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Bureau of National Affairs, Inc.
Date: March 25, 2011	By:	/s/Robert P. Ambrosini
Robert P. Ambrosini
Executive Vice President and Chief Financial Officer